UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                                ____________

                                  FORM 8-K
                               CURRENT REPORT
                      Pursuant to Section 13 or 15(d)
                   of the Securities Exchange Act of 1934



                              October 24, 2003
______________________________________________________________________________
              Date of report (Date of earliest event reported)



                             KNBT Bancorp, Inc.
______________________________________________________________________________
           (Exact name of registrant as specified in its charter)



       Pennsylvania                    000-50426                 38-3681905
______________________________________________________________________________
(State or other jurisdiction   (Commission File Number)    (IRS Employer
of incorporation)                                          Identification No.)



Route 512 and Highland Avenue, Bethlehem, Pennsylvania              18017
______________________________________________________________________________
(Address of principal executive offices)                         (Zip Code)



                                (610) 861-5000
______________________________________________________________________________
              (Registrant's telephone number, including area code)



                                 Not Applicable
______________________________________________________________________________
         (Former name or former address, if changed since last report)


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------

      (a) Not applicable.

      (b) Not applicable.

      (c) Exhibits:


          Number            Description
          ------            -----------
          99.1              Press Release dated October 24, 2003




Item 9.   Regulation FD Disclosure
          ------------------------

      On October 24, 2003, Keystone Savings Bank (the "Bank"), the to-be-wholly owned subsidiary of KNBT Bancorp, Inc. ("KNBT") and First Colonial Group, Inc. announced that all required regulatory approvals to complete the conversion of the Bank and the mergers of First Colonial with and into KNBT and First Colonial's subsidiary, Nazareth National Bank and Trust Company, with and into the Bank have been received. The press release is filed as Exhibit 99.1 and incorporated herein by reference.




















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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                      KNBT BANCORP, INC.






Date: October 27, 2003                By: /s/ Eugene T. Sobol
                                         -----------------------------------
                                         Eugene T. Sobol
                                         Senior Executive Vice President and
                                         Chief Operating Officer





























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                               EXHIBIT INDEX







          Number            Description
          ------            -----------
          99.1              Press Release dated October 24, 2003